Exhibit 19.3

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re: Fourthstage Technologies, Inc.  )  CASE NO. B-01-17604-ECF-EWH
                                       )
                                       )  BUSINESS AND INDUSTRY
                                       )  MONTHLY OPERATING REPORT
                                       )
                                       )  MONTH OF: March, 2002
                                       )
                           Debtor(s).  )  DATE PETITION FILED: December 31, 2001
                                       )
                                       )  TAX PAYER ID NO. 742971167

Nature of Debtor's Business:

Technology, integration & support
--------------------------------------------------------------------------------

DATE DISCLOSURE STATEMENT:       FILED _______________    TO BE FILED April 2002
                                                                      ----------
DATE PLAN OF REORGANIZATION:     FILED _______________    TO BE FILED April 2002
                                                                      ----------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Steve Martin                                               CFO/VP of Finance
--------------------------------------------------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                              TITLE

Steve Martin                                                   April 25, 2002
--------------------------------------------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                    DATE

PREPARER:

/s/ Michelle Merhar                                               Controller
--------------------------------------------------------------------------------
ORIGINAL SIGNATURE OF PREPARER                                       TITLE


Michelle Merhar                                                April 25, 2002
--------------------------------------------------------------------------------
PRINTED NAME OF PREPARER                                             DATE


PERSON TO CONTACT REGARDING THIS REPORT:    Lori Schmig
                                            ------------------------------------
               PHONE NUMBER:                602-382-6389
                                            ------------------------------------
               ADDRESS:                     One Arizona Center Phoenix, AZ 85004
                                            ------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

-----------------------------
CASE NUMBER: 01-17604-ECF-EWH
-----------------------------

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                         BANK ACCOUNTS BofA DIP Account

                                        OPERATING        Payroll       Tax           TOTAL
                                       ------------     ---------     -----        ----------
                                       # 3755508032     #3755508278   #3755508281
CASH AND BANK BALANCE --                 268,513.42       100.00        100.00     268,713.42
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                        0                                         0

ACCOUNTS RECEIVABLE--PREPETITION          41,505.56                                 41,505.56

ACCOUNTS RECEIVABLE--POSTPETITION        299,623.94                                299,623.94

LOANS AND ADVANCES                                0                                         0

SALE OF ASSETS                                    0                                         0

TRANSFERS IN FROM OTHER ACCOUNTS          24,244.95         0.00          0.00      24,244.95

OTHER (ATTACH LIST) (See schedule E)     601,651.55                                601,651.55

     TOTAL RECEIPTS                      967,026.00         0.00          0.00     967,026.00

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS            800,625.85            0         81.89     800,707.74

CAPITAL IMPROVEMENTS                              0                                         0

PRE-PETITION DEBT                                 0                                         0

TRANSFERS TO OTHER DIP ACCOUNTS          249,590.86            0             0     249,590.86

OTHER (ATTACH LIST)                               0                                         0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                         0

  ACCOUNTANT FEES                                 0                                         0

  OTHER PROFESSIONAL FEES                         0                                         0

  U.S. TRUSTEE QUARTERLY FEE                      0                                         0

  COURT COSTS                                     0                                         0

     TOTAL DISBURSEMENTS               1,050,216.71            0         81.89   1,050,298.60

CASH AND BANK BALANCE --                 185,322.71       100.00         18.11     185,440.82
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                   1,050,298.60

  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                        249,590.86

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                800,707.74

-----------------------------
CASE NUMBER: 01-17604-ECF-EWH
-----------------------------

                                INCOME STATEMENT
                                 (ACCRUAL BASIS)

DEBTOR'S INCOME STATEMENT MAY BE SUBSTITUTED IF IT IS PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND IF REORGANIZATION EXPENSES ARE SEGREGATED IN THE STATEMENT

REVENUES                                  CURRENT MONTH     YEAR TO DATE     TOTAL SINCE FILING
--------                                  -------------     ------------     ------------------
  GROSS REVENUES                       X - SEE SCHEDULE A

  LESS: RETURNS & DISCOUNTS

     NET REVENUE

COST OF GOODS SOLD
------------------
  MATERIAL

  DIRECT LABOR

  DIRECT OVERHEAD (ATTACH DETAIL

     TOTAL COST OF GOODS SOLD

GROSS PROFIT (MARGIN)

OPERATING EXPENSES
------------------
  OFFICER/INSIDER COMPENSATION

  SELLING & MARKETING (ATTACH DETAIL)

  GENERAL & ADMINIST. (ATTACH DETAIL

  OTHER (ATTACH LIST)

     TOTAL OPERATING EXPENSES

INCOME BEFORE NON-OPERATING
INCOME AND EXPENSES

OTHER INCOME & EXPENSES
-----------------------
  OTHER INCOME (ATTACH LIST)

  OTHER EXPENSE (ATTACH LIST)

  INTEREST EXPENSE

  DEPRECIATION/DEPLETION

  AMORTIZATION

     NET OTHER INCOME & EXPENSES

INCOME BEFORE REORGANIZATION
EXPENSE

REORGANIZATION EXPENSES
-----------------------
  PROFESSIONAL FEES

  U.S. TRUSTEE FEES

  OTHER (ATTACH LIST)

     TOTAL REORGANIZATION EXPENSES

INCOME TAX

NET PROFIT OR (LOSS)

-----------------------------
CASE NUMBER: 01-17604-EFF-EWH
-----------------------------

                           COMPARATIVE BALANCE SHEET
                                 (ACCRUAL BASIS)

DEBTOR'S IN-HOUSE OR COMPUTERIZED BALANCE SHEET MAY BE SUBSTITUTED FOR THIS STATEMENT IF IT IS PREPARED USING GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND IF PRE-PETITION AND POST-PETITION LIABILITIES ARE SEGREGATED.

                                               SCHEDULE        CURRENT     PRIOR
ASSETS                                          AMOUNT          MONTH      MONTH
------                                         --------        -------     -----
  UNRESTRICTED CASH                       X - SEE SCHEDULE B

  RESTRICTED CASH

     TOTAL CASH

  ACCOUNTS RECEIVABLE (NET)

  INVENTORY

  NOTES RECEIVABLE

  PREPAID EXPENSES

  OTHER (ATTACH LIST)

     TOTAL CURRENT ASSETS

  PROPERTY, PLANT & EQUIPMENT

  LESS: ACCUMULATED DEPRECIATION/DEPLETION

     NET PROPERTY, PLANT & EQUIP.

  DUE FROM INSIDERS

  OTHER ASSETS - NET OF AMORTIZATION
    (ATTACH LIST)

  OTHER (ATTACH LIST)

     TOTAL ASSETS

POSTPETITION LIABILITIES
------------------------
  ACCOUNTS PAYABLE

  TAXES PAYABLE

  NOTES PAYABLE

  PROFESSIONAL FEES

  SECURED DEBT

  OTHER (ATTACH LIST)

     TOTAL POSTPETITION LIABILITIES

PREPETITION LIABILITIES
-----------------------
  SECURED DEBT

  PRIORITY DEBT

  UNSECURED DEBT

  OTHER (ATTACH LIST)

     TOTAL PREPETITION LIABILITIES

     TOTAL LIABILITIES

EQUITY
------
  PREPETITION OWNERS' EQUITY

  POSTPETITION CUMULATIVE PROFIT OR (LOSS)

  DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)

     TOTAL EQUITY

  TOTAL LIABILITIES &
  OWNERS' EQUITY

-----------------------------
CASE NUMBER: 01-17604-ECF-EWH
-----------------------------

                                STATUS OF ASSETS

                                                                0-30        31-60         60+
ACCOUNTS RECEIVABLE                                TOTAL        DAYS        DAYS         DAYS
-------------------                                -----        ----        ----         ----
TOTAL ACCOUNTS RECEIVABLE                        2,049,435     183,492     164,424     1,701,519

     LESS: AMOUNT CONSIDERED UNCOLLECTIBLE       1,241,362

ACCOUNTS RECEIVABLE (NET)                          808,073

DUE FROM INSIDERS
-----------------
SCHEDULED AMOUNT                                                            NONE

PLUS: AMOUNT EXTENDED SINCE DATE OF FILING                                  NONE

LESS: AMOUNT COLLECTED SINCE DATE OF FILING                                 NONE

LESS: AMOUNT CONSIDERED UNCOLLECTIBLE                                       NONE

TOTAL DUE FROM INSIDERS                                                     NONE

INVENTORY
---------
BEGINNING INVENTORY                                                            0

ADD: PURCHASES                                                                 0

LESS: COST OF GOODS SOLD (COST BASIS)                                          0

ENDING INVENTORY                                                               0

DATE THE LAST PHYSICAL INVENTORY WAS TAKEN: N/A

                         SCHEDULED                                       CURRENT
FIXED ASSETS               AMOUNT         ADDITIONS       DELETIONS      AMOUNT
------------               ------         ---------       ---------      ------
REAL PROPERTY            X - SEE SCHEDULE
                         C for a schedule
                         of all fixed
                         assets

BUILDING/PLANT

ACCUM. DEPREC.

NET BUILDINGS/PLANT

EQUIPMENT

ACCUM. DEPREC.

NET EQUIPMENT

AUTOS & VEHICLES

ACCUM. DEPREC.

NET AUTOS & VEHICLES

Please  provide a  description  of fixed  asset  additions  and  deletions  that
occurred  during  the  reporting   period  including  date  court  order  signed
authorizing same:

N/A
--------------------------------------------------------------------------------

-----------------------------
CASE NUMBER: 01-17604-ECF-EWH
-----------------------------

                              STATUS OF LIABILITIES
                             AND SENSITIVE PAYMENTS

   POSTPETITION
UNPAID OBLIGATIONS         TOTAL                  0-30                  31-60                61-90        91+
------------------      ----------             ----------               -----                -----        ---
ACCOUNTS PAYABLE*       331,814.99              82,667.64             140,143.75          109,003.61       0
(See Schedule D)

TAXES PAYABLE            17,924.47               4,614.01               5,300.89            8,009.57       0
(See Schedule F)

NOTES PAYABLE                    0                      0                0                         0       0

PROFESSIONAL FEES -     242,081.08 (sch D)      53,783.75 (sch D)     188,297.33 (sch D)           0       0
(See Schedule D & F)    150,000 (sch F)        150,000 (sch F)

SECURED DEBT - TXU      481,487.08             162,123.88             232,137.80           87,225.40       0
(See Schedule D)

OTHER (ATTACH LIST)     540,958.76             175,136.33             180,784.59          185,037.84       0
(See Schedule F)
                                                                                                   0       0
  DIP Financing         786,433.73             786,433.73

TOTAL POST-PETITION   2,550,700.11           1,414,759.34             746,664.35          389,276.42       0
LIABILITIES

            * DEBTORS MUST ATTACH AN AGED LISTING OF ACCOUNTS PAYABLE

--------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (OFFICERS, DIRECTORS, GENERAL PARTNERS, PERSONS IN CONTROL OR RELATIVES OF THE ABOVE) AND TO PROFESSIONALS (ATTORNEYS, ACCOUNTANTS, ETC.). FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

          INSIDERS                                      AMOUNT PAID   TOTAL PAID
            NAME                  REASON FOR PAYMENT    THIS MONTH      TO DATE
          --------                ------------------    ----------    ----------
Kevin Craig                             Salary           $8,333.34    $19,458.35
                                     *See note 1

Roger Friedman                          Salary           $4,791,67    $16,666.68

Mark Hicks                              Salary           $7,083.34    $23,125.02

Al Deimaggi                             Salary           $5,192.30    $ 5,192.30

Steve Martin                            Salary           $5,192.30    $ 5,192.30

     TOTAL PAYMENTS TO INSIDERS

* Note 1 > Effective March 14, 2002 Fourthstage Funding Company replaced FGJ Investment LLC, of which Kevin Craig is a one-third principle partner, as the debtor's DIP lender. Accordingly, on March 14, 2002, Fourthstage Funding Company paid directly to FGJ Investment LLC, its outstanding balance of $110,433.73.

PROFESSIONALS
-------------

                   DATE OF COURT                                         TOTAL
                 ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
     NAME             PAYMENT        APPROVED    PAID      TO DATE     & UNPAID
     ----             -------        --------    ----      -------     --------
Snell & Wilmer          None             0         0          0       261,532.33
MCA Financial Group     None             0         0          0       113,783.75
Semple & Cooper, LLP    None             0         0          0        16,765.00

--------------------------------------------------------------------------------
CASE NUMBER: 01-17604-ECF-EWH
--------------------------------------------------------------------------------

                                   CASE STATUS

QUESTIONNAIRE
-------------
                                                                  YES       NO
                                                                 -----     -----
HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNTS OTHER THAN
A DEBTOR IN POSSESSION ACCOUNT?                                              X

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)
DUE FROM RELATED PARTIES?                                                    X

ARE ANY WAGE PAYMENTS PAST DUE?                                    X

ARE ANY U.S. TRUSTEE QUARTERLY FEES DELINQUENT?                              X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES", PROVIDE A DETAILED EXPLANATION OF EACH ITEM. (ATTACH ADDITIONAL SHEETS IF NECESSARY).

The pre-petition payroll for the pay period  ended 12/31/01  was not paid due to
--------------------------------------------------------------------------------
insufficient funds and the bankruptcy filing on 12/31/01.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CURRENT NUMBER OF EMPLOYEES: 42

INSURANCE

                                                                         EXPIRATION    PAYMENT AMOUNT
TYPE OF POLICY      CARRIER AND POLICY NUMBER          PERIOD COVERED       DATE         & FREQUENCY
--------------      -------------------------          --------------       ----         -----------
Health Insurance    Humana # 1025109                   2/1/02-1/31/03      1/31/03     30,502.21 monthly

Vision              VSP # 12149004                     2/1/02-1/31/03      1/31/03     847.52 monthly

D&O Insurance       National Union Fire Insurance      6/18/01-6/18/02     6/18/02     180,000 annual
                    Co # 873-43-47

*** SCHEDULE H      See certificate of insurance for                                   23,389.23 quarterly
                    list of Workman's compensation &
                    liability insurance.

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

Further reduction of operating expenses and replacement of executive and operating management.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION.

N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASE NUMBER: 01-17604-ECF-EWH
--------------------------------------------------------------------------------

                              DISBURSEMENTS DETAIL
                              MONTH: SEE SCHEDULE G

A LISTING OF ALL DISBURSEMENTS MUST BE ATTACHED FOR EACH ACCOUNT.    ACCOUNT NO:
THE DEBTOR'S COMPUTERIZED DISBURSEMENT JOURNAL OR REGISTER MAY          BANK:
BE SUBMITTED FOR THIS FORM. (ATTACH ADDITIONAL SHEETS AS NEEDED)

CASH DISBURSEMENTS

     DATE                PAYEE                   PURPOSE             AMOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
TOTAL CASH DISBURSEMENTS
================================================================================

CHECKS ISSUED

CHECK
NUMBER         DATE           PAYEE               PURPOSE             AMOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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================================================================================
TOTAL CHECKS LISTED ON THIS PAGE
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TOTAL CHECKS LISTED ON CONTINUATION PAGES
--------------------------------------------------------------------------------
TOTAL CHECKS LISTED ON ALL PAGES
================================================================================
TOTAL DISBURSEMENTS FOR THE MONTH
================================================================================

                     DISBURSEMENT DETAIL, CONTINUATION SHEET
----------------------------------      ----------------------------------------
CASE NUMBER:                            ACCOUNT NO.:
----------------------------------      ----------------------------------------

CHECKS ISSUED

CHECK
NUMBER         DATE           PAYEE               PURPOSE             AMOUNT
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
TOTAL BANK ACCOUNT DISBURSEMENTS THIS PAGE
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(CARRY FORWARD TO SUMMARY PAGE)

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                           BANK ACCOUNTS; Wells Fargo

                                        OPERATING        Payroll       Tax        TOTAL
                                       ------------     ---------     -----     ----------
                                        #2753506845
CASH AND BANK BALANCE --                 162,205.91                             162,205.91
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                        0                                      0

ACCOUNTS RECEIVABLE--PREPETITION                  0                                      0

ACCOUNTS RECEIVABLE--POSTPETITION                 0                                      0

LOANS AND ADVANCES                                0                                      0

SALE OF ASSETS                                    0                                      0

TRANSFERS IN FROM OTHER ACCOUNTS                  0                                      0

OTHER (ATTACH LIST)                               0                                      0

     TOTAL RECEIPTS                               0                                      0

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS              1,265.86                               1,265.86

CAPITAL IMPROVEMENTS                              0                                      0

PRE-PETITION DEBT                                 0                                      0

TRANSFERS TO OTHER DIP ACCOUNTS                   0                                      0

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

  TOTAL DISBURSEMENTS                      1,265.86                               1,265.86

CASH AND BANK BALANCE --                 160,940.05                             160,940.05
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                    1,265.86

  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                              0

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                               1,265.86

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                          BANK ACCOUNTS Bank of America

                                        OPERATING        Payroll       Tax        TOTAL
                                       ------------     ---------     -----     ----------
                                        #4671530895
CASH AND BANK BALANCE --                  21,873.02                              21,873.02
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                        0                                      0

ACCOUNTS RECEIVABLE--PREPETITION                  0                                      0

ACCOUNTS RECEIVABLE--POSTPETITION                 0                                      0

LOANS AND ADVANCES                                0                                      0

SALE OF ASSETS                                    0                                      0

TRANSFERS IN FROM OTHER ACCOUNTS                  0                                      0

OTHER (ATTACH LIST)                        2,371.93                               2,371.93

     TOTAL RECEIPTS                        2,371.93                               2,371.93

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS                     0                                      0

CAPITAL IMPROVEMENTS                              0                                      0

PRE-PETITION DEBT                                 0                                      0

TRANSFERS TO OTHER DIP ACCOUNTS           24,244.95                              24,244.95

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

  TOTAL DISBURSEMENTS                     24,244.95                              24,244.95

CASH AND BANK BALANCE --                          0                                      0
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                   24,244.95

   LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                     24,244.95

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                   0.00

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                              BANK ACCOUNTS Harris

                                        OPERATING        Payroll       Tax        TOTAL
                                       ------------     ---------     -----     ----------
                                        #3130500664
CASH AND BANK BALANCE --                  -2,949.95                              -2,949.95
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                        0                                      0

ACCOUNTS RECEIVABLE--PREPETITION                  0                                      0

ACCOUNTS RECEIVABLE--POSTPETITION                 0                                      0

LOANS AND ADVANCES                                0                                      0

SALE OF ASSETS                                    0                                      0

TRANSFERS IN FROM OTHER ACCOUNTS                  0                                      0

OTHER (ATTACH LIST)                        2,954.95                               2,954.95

     TOTAL RECEIPTS                        2,954.95                               2,954.95

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS                  5.00                                   5.00

CAPITAL IMPROVEMENTS                              0                                      0

PRE-PETITION DEBT                                 0                                      0

TRANSFERS TO OTHER DIP ACCOUNTS                   0                                      0

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:
------------------------
  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

  TOTAL DISBURSEMENTS                          5.00                                   5.00

CASH AND BANK BALANCE --                       0.00                                   0.00
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                        5.00

  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                              0

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                   5.00

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                     BANK ACCOUNTS Bank of America

                                        Integration   Flex Spending    Tax        TOTAL
                                       ------------   -------------   -----     ----------
                                       #3755508294    #3755508304
CASH AND BANK BALANCE --                   1,222.00         100.00                1,322.00
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                        0                                      0

ACCOUNTS RECEIVABLE--PREPETITION         293,569.86                             293,569.86

ACCOUNTS RECEIVABLE--POSTPETITION                 0                                      0

LOANS AND ADVANCES                                0                                      0

SALE OF ASSETS                                    0                                      0

TRANSFERS IN FROM OTHER ACCOUNTS         247,411.15       2,179.71              249,590.86

OTHER (ATTACH LIST)

     TOTAL RECEIPTS                      540,981.01       2,179.71              543,160.72

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS                 81.89          81.89                  163.78

CAPITAL IMPROVEMENTS                              0                                      0

PRE-PETITION DEBT                                 0                                      0

TRANSFERS TO OTHER DIP ACCOUNTS                   0              0                       0

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

  TOTAL DISBURSEMENTS                         81.89            81.89                163.78

CASH AND BANK BALANCE --                 542,121.12         2,197.82            544,318.94
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                      163.78

   LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                             0

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                 163.78

SCHEDULE A

Fourthstage Technologies, Inc.
Debtor in Possession
Case #01-17604-ECF-EWH
Statement of Operations (GAAP)

                                                             Month of     Total Since Filing
                                                            March 2002      YTD March 2002
                                                            ----------      --------------
Revenues:
  Total Revenues                                               291,514           843,441

  Total Cost of Goods Sold                                     938,634         2,623,426
                                                            ----------        ----------

  Gross Profit (Loss)                                         (647,120)       (1,779,985)
                                                            ----------        ----------

Selling, general and administrative expenses

  Reorganization -Professional Fees                            220,549           392,081
  Reorganization -U.S. Trustee Fees                                                  250
  Reorganization -Other                                         18,413            18,413
  Other selling, general, and admin. expenses                  393,459         1,407,977
                                                            ----------        ----------

     Total Selling, General and Administrative Expenses        632,421         1,818,721
                                                            ----------        ----------

        Operating Income (Loss)                             (1,279,541)       (3,598,706)
                                                            ----------        ----------

Other Income and Expenses
  Interest, net                                               (137,027)         (412,984)
  Other Income and (Expense), net                                9,016            12,431
                                                            ----------        ----------

     Total Other Income and (Expenses)                        (128,011)         (400,553)
                                                            ----------        ----------

        Net Income (Loss)                                   (1,407,552)       (3,999,259)
                                                            ==========        ==========

SCHEDULE B

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH
Balance Sheet

                          Fourthstage Technologies, Inc
                                 March 31, 2002

                                     Assets
Current Assets:
  Restricted Cash                                                       705,159
  Unrestricted cash                                                     185,541
  Accounts Receivable - Pre Petition                                  1,554,681
  Accounts Receivable - Post Petition                                   494,754
  Allowance for Doubtful Accounts                                    (1,241,362)
  Other Current Assets                                                  145,266
                                                                   ------------
     Total Current Assets                                             1,844,039

     Other Assets                                                     1,082,244

     Property Plant & Equipment, net                                 27,394,406
                                                                   ------------

        TOTAL ASSETS                                                 30,320,689
                                                                   ============

                             Liabilities and Equity
Current Liabilities:
  Accounts Payable - Pre-Petition                                     7,210,511
  Accounts Payable - Post Petition                                    1,055,383
  Accrued Expenses & Fees - Pre Petition                              2,502,643
  Accrued Expenses & Fees - Post Petition                               708,883
  DIP financing - Post Petition                                         786,434
  Capital Lease Payable                                               5,601,481
  Notes Payables                                                     12,860,947
  Restructuring Accrual                                                 590,791
                                                                   ------------
    Total Current Liabilities                                        31,317,073

Long Term Liabilities:
  Deferred Rent                                                       1,169,230
  Long Term Debt                                                      1,096,590
                                                                   ------------
     Total Long Term Liabilities                                      2,265,820

     TOTAL LIABILITIES                                               33,582,893

Shareholders' Deficit
  Common Stock                                                          249,693
  Additional Paid in Capital                                        125,096,464
  Accumulated Deficit - Pre-petition                               (124,609,102)
  Current Loss - Post petition                                       (3,999,259)
                                                                   ------------
    TOTAL DEFICIT                                                    (3,262,204)

      TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                    30,320,689
                                                                   ============

SCHEDULE C

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH
Fixed Asset Rollforward

Account  Description                       2/28/02 Balance      Additions      Deletions      3/31/02 Balance
-------  -----------                       ---------------      ---------      ---------      ---------------
 1510    Office Equipment                     2,761,800                                           2,761,800
 1500    Furniture and Fixtures               1,835,412                                           1,835,412
 1540    Warehouse Equipment                    186,726                                             186,726
 1570    Software (for Internal Use)            495,448                                             495,448
 1580    Software (for Customer Use)                  0                                                   0
 1520    Equipment to be Leased               6,411,937                                           6,411,937
 1530    POP Infrastructure                   6,203,046                                           6,203,046
 1560    Vehicles                               118,648                                             118,648
 1550    Leasehold Improvements              18,571,940                                          18,571,940
                                             ----------         --------       ------            ----------
                                             36,584,957               --           --            36,584,957


         ACCUMULATED DEPRECIATION
 1710    Office Equipment                      (864,443)         (47,394)                          (911,837)
 1700    Furniture and Fixtures                (459,591)         (30,590)                          (490,181)
 1740    Warehouse Equipment                   (166,448)          (1,100)                          (167,548)
 1770    Software (for Internal Use)           (244,491)         (13,763)                          (258,254)
 1780    Software (for Customer Use)                 (0)               -                                 (0)
 1720    Equipment to be Leased              (2,146,990)        (106,883)                        (2,253,873)
 1730    POP Infrastructure                  (1,363,488)        (103,384)                        (1,466,872)
 1760    Vehicles                               (85,343)          (1,665)                           (87,008)
 1750    Leasehold Improvements              (3,377,052)        (177,926)                        (3,554,978)
                                             ----------         --------       ------            ----------
                                             (8,707,846)        (482,705)          --            (9,190,551)


         NET PP&E                            27,877,111         (482,705)                        27,394,406
                                             ==========         ========       ======            ==========

SCHEDULE D

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH
Post Petition Accounts Payable Aging as of 3/31/02

     Vendor Name              Document Number       Doc Date    Current Period    31-60 Days    61 - 90 Days   91 and Over   Total
------------------------------------------------------------------------------------------------------------------------------------
American Stock Transfer      255048                3/31/2002        1,000.00                                                1,000.00
Ashford.com                  REFUND                3/15/2002        6,062.00                                                6,062.00
ATT 171-785-3112-025         7299820009            3/11/2002        1,105.35                                                1,105.35
Ausvest                      FEB 2002 RENT          2/1/2002                       8,661.87                                 8,661.87
Ausvest                      JAN 2002 RENT          1/1/2002                                       8,661.87                 8,661.87
Bell South 404 681-2747      032602 STMT           3/26/2002          202.11                                                  202.11
Camali Corp                  9361                   3/1/2002        9,882.00                                                9,882.00
Camali Corp                  9360                   3/1/2002        7,859.00                                                7,859.00
Camali Corp                  9239                   2/1/2002                       9,882.00                                 9,882.00
Camali Corp                  9238                   2/1/2002                       5,000.00                                 5,000.00
Carr Development & Const     FEB 2002 RENT          2/1/2002                      10,279.29                                10,279.29
Carr Development & Const     JAN 2002 RENT          1/1/2002                                      10,279.29                10,279.29
City of Austin 0437341-1     031402 STMT           3/14/2002           79.88                                                   79.88
City of Austin 4345499-0     030502 STMT            3/5/2002       10,041.80                                               10,041.80
City of Austin 4345541-9     031402 STMT           3/14/2002           61.84                                                   61.84
Dahill Imaging Systems       234097                 3/7/2002           78.25                                                   78.25
Dahill Imaging Systems       234096                 3/7/2002           77.43                                                   77.43
Dahill Imaging Systems       234095                 3/7/2002           51.89                                                   51.89
Dependable Staffing Serv     16323                 3/28/2002          640.00                                                  640.00
Dependable Staffing Serv     16263                 3/21/2002          640.00                                                  640.00
EGL                          31648309              3/28/2002           70.31                                                   70.31
EPSIIA Corp                  REFUND                3/15/2002           10.00                                                   10.00
FedEx                        5-077-23989           3/29/2002           38.59                                                   38.59
FedEx                        5-076-87426           3/26/2002           26.88                                                   26.88
Filgo Oil Company            27650                  3/1/2002          750.00                                                  750.00
Filgo Oil Company            26982                  2/1/2002                         750.00                                   750.00
GE Capital                   32313078              3/13/2002          696.63                                                  696.63
GE Capital                   030702 STMT            3/7/2002          321.43                                                  321.43
GE Capital                   030102 INV DATE        3/1/2002          696.63                                                  696.63
GE Capital                   32134975              2/18/2002                         449.68                                   449.68
GE Capital                   32128302              2/18/2002                         195.92                                   195.92
GE Capital                   021302 STMT           2/13/2002                         696.63                                   696.63
GE Capital                   31879932              1/20/2002                                         696.63                   696.63
GE Capital                   JAN 2002 STMT          1/4/2002                                         517.35                   517.35
Georgia Power Company        MARCH 2002 SERVIC     3/28/2002        3,068.71                                                3,068.71
Georgia Power Company        FEB 2002 SERVICE      2/28/2002                       3,773.09                                 3,773.09
Global Crossing Conferen     887289                3/20/2002           44.40                                                   44.40
Global Crossing Conferen     885090                3/13/2002           11.82                                                   11.82
Global Crossing Conferen     867339                 2/6/2002                          83.02                                    83.02
HQ Global Workplaces, In     FEB 2002 RENT          2/1/2002                       3,769.26                                 3,769.26
HQ Global Workplaces, In     JAN 2002 RENT          1/1/2002                                       3,769.26                 3,769.26
IOS Capital                  53825719               1/4/2002                                         809.01                   809.01
IOS Capital                  53790094               1/1/2002                                         649.50                   649.50
IX2 Center, LLC              REMAIN MARCH '02R      3/1/2002          700.00                                                  700.00
Kforce Professional Staf     032902 INV            3/29/2002        1,081.25                                                1,081.25
MCA Financial Group, Ltd     69                    3/13/2002       53,783.75                                               53,783.75
Pacific Bell - Van           030702 STMT            3/7/2002        6,491.70                                                6,491.70
QWEST ACCT# 602-263-3614     MAR STMT              3/10/2002          501.81                                                  501.81
Qwest J-480-941-3918-427     MAR STMT               3/1/2002        1,251.87                                                1,251.87
Regis Property Managemen     FEB 2002 RENT          2/1/2002                      46,120.67                                46,120.67
Regis Property Managemen     JAN 2002 RENT          1/1/2002                                      46,120.67                46,120.67
Reptron Electronics          REFUND                3/15/2002          348.39                                                  348.39
S. Union Gas 1170638393      030702 STMT            3/7/2002           76.50                                                   76.50
S. Union Gas 1170638393      020702 STMT            2/7/2002                          77.19                                    77.19
SafeSite Inc.                030102 STMT            3/1/2002          120.00                                                  120.00
SafeSite Inc.                61364                  2/1/2002                         120.00                                   120.00
SafeSite Inc.                010102 STMT            1/1/2002                                         120.00                   120.00
Scafe, Matt                  101                   3/15/2002          900.00                                                  900.00
Sedona Springs               138879                3/18/2002           22.54                                                   22.54
Semple & Cooper, LLP         137048                2/28/2002                       8,952.50                                 8,952.50
Semple & Cooper, LLP         136822                1/31/2002                       7,812.50                                 7,812.50
Sentry Insurance             4930894 FOU           3/18/2002       13,007.77                                               13,007.77
Snell & Wilmer               FEB 2002 STMT         2/28/2002                      91,429.91                                91,429.91
Snell & Wilmer               JAN 2002 FEES         1/31/2002                      80,102.42                                80,102.42
State Fund Workers' Comp     FEB 2002 RENT          2/1/2002                      30,607.48                                30,607.48
State Fund Workers' Comp     JAN 2002 RENT          1/1/2002                                      30,607.48                30,607.48
SWB 214-953-0055-254-4       031702 STMT           3/17/2002          168.67                                                  168.67
Tectura                      868                   3/16/2002          209.50                                                  209.50
Tectura                      799                    3/2/2002        2,936.04                                                2,936.04
Tower Executive Suites       FEB 2002 RENT          2/1/2002                         750.00                                   750.00
Tower Executive Suites       JAN 2002 RENT          1/1/2002                                         750.00                   750.00
TXU Energy Service Compa     INSOL0001294          3/23/2002       72,456.20                                               72,456.20
TXU Energy Service Compa     INSOL0001281          3/15/2002       89,667.68                                               89,667.68
TXU Energy Service Compa     FEB CAPITAL LEASE     2/28/2002                      72,456.20                                72,456.20
TXU Energy Service Compa     INSOL0001256          2/12/2002                      87,225.40                                87,225.40
TXU Energy Service Compa     JAN.CAPITAL LEASE     1/31/2002                      72,456.20                                72,456.20
TXU Energy Service Compa     INSOL0001230          1/12/2002                                      87,225.40                87,225.40
US Bancorp / Manifest Fu     MANIFEST #6 MARCH     3/31/2002        2,476.85                                                2,476.85
US Bancorp / Manifest Fu     MANIFEST #3 MARCH     3/31/2002        1,527.15                                                1,527.15
US Bancorp / Manifest Fu     MANIFEST #5 MARCH     3/31/2002        1,308.10                                                1,308.10
US Bancorp / Manifest Fu     MANIFEST #6 CAP F     2/28/2002                       2,476.85                                 2,476.85
US Bancorp / Manifest Fu     FEB MANIFEST #3       2/28/2002                       1,527.15                                 1,527.15
US Bancorp / Manifest Fu     FEB MANIFEST #5       2/28/2002                       1,308.10                                 1,308.10
US Bancorp / Manifest Fu     MANIFEST #6 CAP L     1/31/2002                       2,476.85                                 2,476.85
US Bancorp / Manifest Fu     MANIFEST #3           1/31/2002                       1,527.15                                 1,527.15
US Bancorp / Manifest Fu     JAN CAPITAL LEASE     1/31/2002                       1,308.10                                 1,308.10
Verizon - California         FEB STMT              2/28/2002                       1,741.06                                 1,741.06
Verizon Credit Inc.          2670035                3/7/2002        6,022.55                                                6,022.55
Verizon Credit Inc.          FEB 2002 STMT          2/7/2002                       6,022.55                                 6,022.55
Verizon Credit Inc.          2647719                1/5/2002                                       6,022.55                 6,022.55
Vision Service Plan          MAR STMT              2/20/2002                         539.83                                   539.83
                                                             -----------------------------------------------------------------------
                                                                  298,575.27     560,578.87      196,229.01       0.00  1,055,383.15

SCHEDULE E

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH
Other Cash Receipts


Current Month's Receipts and Disbursements
other receipts detail
March, 2002
                                       B of A DIP        B of A          Harris
                                       ----------        ------          ------
Avnet (spiff)                            2,323.45
DIP Financing                            2,184.87
DIP Financing                            4,236.41
Cobra                                    2,681.29
Genuity (rent)                           3,414.77
Southern Union Gas (refund)                965.90
Sun Microsystems (spiff)                    60.90
DIP Financing                           76,000.00
Cobra checks                               405.26
DIP Financing                          500,000.00
Cobra checks                             3,268.48
Genuity (rent)                           3,414.77
Cobra                                    1,758.99
Cobra                                      936.46
Sun Microsystems (spiff)                                 2,371.93
Bank credit                                                             2,954.95

                                       ----------        --------       --------
Total                                  601,651.55        2,371.93       2,954.95
                                       ==========        ========       ========

SCHEDULE F

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH
Accrued Expenses

VENDOR NAME                               JAN           FEB          MARCH           TOTAL
                                       ---------     ---------     ----------     ----------
Sales Tax Payable                       8,009.57      5,300.89       4,614.01      17,924.47
Interest & Sales Tax on CMC Lease      17,396.50     17,062.21      16,717.39      51,176.10
Commission Accrual                     24,285.07      1,998.77             --      26,283.84
Accrued Vacation                                                    24,542.08      24,542.08
Deposits from Leases                                                 1,639.98       1,639.98
401K Payable                                  --      3,598.99      (3,664.70)        (65.71)
Accrued Interest                       68,537.00     68,537.00      68,537.00     205,611.00
MCI Worldcom                           15,000.00     15,000.00      15,000.00      45,000.00
Genuity min Bandwidth                  13,500.00     13,500.00      13,500.00      40,500.00
Verizon - Webvision                     2,500.00      2,500.00       2,500.00       7,500.00
Interest Expense on Capital Leases      2,500.00      2,500.00       2,500.00       7,500.00
Enron - Bandwidth                      14,113.58     14,113.58             --      28,227.16
Verizon                                15,750.00     15,750.00      15,750.00      47,250.00
IX2 rent accrual                        2,100.00     (3,500.00)      1,400.00             --
Sentry Insurance                        9,355.69      9,355.69     (18,711.38)            --
WBH                                           --     20,368.35     (20,368.35)            --
Aggreko Inc.                                                         7,705.49       7,705.49
ATT 171-785-3112-025                                                   750.00         750.00
City of Austin 0437341-1                                                50.00          50.00
City of Austin 4345499-0                                            11,000.00      11,000.00
City of Austin 4345541-9                                                40.00          40.00
Datamax Office System                                                1,219.02       1,219.02
Dependable Staffing Services                                           576.00         576.00
Georgia Power Company                                                2,412.79       2,412.79
Marietta Street Partners                                               500.00         500.00
MCA Financial Group, Ltd                                            60,000.00      60,000.00
Snell & Wilmer                                                      90,000.00      90,000.00
Southern California Edison Com                                      29,000.00      29,000.00
Stor-A-Way Cedar Park                                                  341.01         341.01
SWB 512-226-8600-836                                                 2,200.00       2,200.00
                                      ----------    ----------     ----------     ----------
                                      193,047.41    186,085.48     329,750.34     708,883.23

SCHEDULE G
FOURTHSTAGE TECHNOLOGIES, INC.
DEBTOR IN POSSESSION CASE #01-17604-ECF-EWH
CHECKBOOK REGISTER FOR MARCH 2002

   Number        Date                Paid To                           Payment
------------   ---------   ----------------------------              -----------
        1242   3/18/2002   Lighting Computing                        $    225.00
        1874   3/11/2002   4Empowerment.com                          $  3,620.19
        8058   3/1/2002    WBH, LTD                                  $ 20,368.35
        8059   3/4/2002    Kforce Professional Staffing              $  1,596.00
        8060   3/4/2002    United States Postal Service              $     74.80
        8061   3/4/2002    United States Postal Service              $    400.00
        8062   3/5/2002    Ampco Parking                             $  1,334.27
        8063   3/5/2002    Daniel's Moving & Storage, I              $  2,201.70
        8064   3/5/2002    Plan Administrators                       $    240.00
        8065   3/5/2002    Aggreko Inc.                              $  7,705.49
        8066   3/5/2002    Marietta Street Partners LLC              $ 17,821.00
        8067   3/5/2002    CCH Incorporated                          $ 18,000.00
        8068   3/5/2002    One Wilshire Arcade Imperial              $  1,305.56
        8069   3/5/2002    Schwab & Co., Inc.                        $  1,955.14
        8071   3/5/2002    Qwest J-480-941-3918-427M                 $  2,391.46
        8072   3/6/2002    Lord, Abbett & Co.                        $  1,643.85
        8073   3/6/2002    American Stock Transfer & Tr              $  1,000.00
        8074   3/6/2002    Vision Service Plan                       $    518.91
       8075A   3/6/2002    Pro-Serv Commercial Cleaning              $    303.67
        8076   3/6/2002    Ampco Parking                             $    465.00
        8077   3/6/2002    Cavecreek Web Hosting                     $ 10,800.00
        8078   3/8/2002    QWEST ACCT# 602-263-3614-843              $  1,530.98
        8079   3/8/2002    Southern California Edison C              $ 27,576.93
        8080   3/8/2002    Habib, Jaleh                              $  2,160.00
        8081   3/11/2002   Kforce Professional Staffing              $  1,558.50
        8082   3/11/2002   Sentry Insurance                          $ 23,389.23
        8083   3/14/2002   Kavanagh, Anthony                         $  1,751.75
        8084   3/14/2002   Ramirez, Andrew                           $  1,572.30
        8085   3/14/2002   Ernst & Young LLP                         $  3,000.00
        8086   3/14/2002   Ampco Parking                             $    150.00
        8088   3/19/2002   Kforce Professional Staffing              $  1,659.50
        8089   3/19/2002   Habib, Jaleh                              $  1,680.00
        8090   3/19/2002   SWB 214-953-0055-254-4                    $    359.47
        8091   3/19/2002   Plan Administrators                       $    200.00
        8092   3/19/2002   Park Tower Investors, LTD                 $ 32,944.17
        8094   3/22/2002   Ferro, Mike                               $  1,976.84
        8095   3/22/2002   Humana                                    $ 20,819.86
        8096   3/22/2002   Pacific Bell - Van                        $ 14,281.74
        8098   3/22/2002   Global Crossing Conferencing              $  1,257.75
        8099   3/22/2002   ATT 171-785-3112-025                      $  1,957.93
        8100   3/22/2002   SWB 512-226-8600-836                      $  1,958.89
        8101   3/22/2002   Bell South 404 681-2747 001               $    493.61
        8103   3/22/2002   City of Austin 4345541-9                  $     95.11
        8104   3/22/2002   City of Austin 4345499-0                  $ 11,557.63
        8105   3/22/2002   City of Austin 0437341-1                  $     79.88
        8106   3/22/2002   Southern California Edison C              $ 29,593.98
        8107   3/22/2002   Dependable Staffing Services              $  2,120.00
        8108   3/22/2002   Pro-Serv Commercial Cleaning              $    390.00
        8109   3/22/2002   Bel-Tronics Communication Sy              $     80.00
        8110   3/22/2002   Camali Corp                               $    327.06
        8111   3/22/2002   Gulfcoast Fire & Safety Co.,              $    400.00
        8112   3/22/2002   Internal Control Systems Inc              $    151.55
        8113   3/22/2002   CBIZ Actuarial & Benefit Con              $    200.00
        8114   3/22/2002   Sedona Springs                            $     75.13
        8115   3/22/2002   First Choice Services                     $     27.80
        8116   3/22/2002   Sun Microsystems, Inc.                    $  6,128.46
        8117   3/22/2002   Nasdaq MBNA America                       $  1,934.40
        8118   3/22/2002   Imperial Financial Printing               $    160.00
        8119   3/22/2002   Dahill Imaging Systems                    $     26.37
        8120   3/22/2002   Alexander, Nathan                         $     90.00
        8121   3/22/2002   FedEx 1829-2025-8                         $     23.36
        8122   3/22/2002   FedEx                                     $    251.20
        8123   3/22/2002   EGL                                       $    569.56
        8124   3/22/2002   Dallas FDS, L.P.                          $ 62,932.66
        8125   3/22/2002   Ampco Parking                             $  1,334.27
        8126   3/22/2002   CB Richard Ellis                          $ 18,524.10
        8127   3/22/2002   CCH Incorporated                          $ 30,500.00
        8128   3/22/2002   Marietta Street Partners LLC              $ 17,821.00
        8129   3/22/2002   One Wilshire Arcade Imperial              $  1,303.55
        8130   3/22/2002   Park Tower Investors, LTD                 $ 39,428.31
        8131   3/22/2002   WBH, LTD                                  $ 18,388.22
        8132   3/22/2002   American Stock Transfer & Tr              $  1,000.00
        8133   3/22/2002   EKB, L.P.                                 $ 60,184.33
        8134   3/22/2002   Quality Building Services                 $    400.00
        8135   3/22/2002   Cananwill, Inc.                           $  8,885.34
        8136   3/26/2002   Kforce Professional Staffing              $  1,641.63
        8137   3/26/2002   U.S. Fleet Services                       $    510.00
        8138   3/27/2002   State Comptroller-TEXAS                   $  1,764.92
        8139   3/27/2002   State Comptroller, Florida                $  1,204.12
        8140   3/27/2002   State Comptroller, Atlanta                $    232.61
        8141   3/27/2002   State Comptroller- ARIZONA                $     61.94
        8143   3/27/2002   VeriSign                                  $     70.00
        8144   3/28/2002   FedEx                                     $     90.80
        8145   3/28/2002   Tighe, Michael                            $  1,450.00
        8146   3/28/2002   EGL                                       $     70.31
        8147   3/29/2002   Lord, Abbett & Co.                        $    838.45
        8148   3/29/2002   Schwab & Co., Inc.                        $  1,250.00
WDL000000996   3/19/2002   Bank service fee                          $     71.58
               3/29/2002   Federal Express                           $  1,300.00
                                                                     -----------
                           Total checks                              $561,789.47

                           payroll                                   $237,794.55
                           Bank/ADP fees                                2,558.36
                                                                     -----------
                           Total disbursements                       $802,142.38
                                                                     ===========

SCHEDULE H
--------------------------------------------------------------------------------
60 DAY CERTIFICATE OF INSURANCE                            Issue Date 02-22-2002
--------------------------------------------------------------------------------
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER, THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGTE AFFORDED BY THE POLICIES BELOW.

                        COMPANY(IES) AFFORDING COVERAGE

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH

Company: 1. [X] Sentry Insurance A Mutual Company      2. [ ] Middlesex
         3. [ ] _________________________________             Insurance Company
--------------------------------------------------------------------------------
          Name and Address of                     Name and Address
          Certificate Holder                       of the Insured

U.S. DEPARTMENT OF JUSTICE                FOURTHSTAGE TECHNOLOGIES, INCORPORATED
Office of the United States Trustee       3300 North Central Avenue, Suite 200
District of Arizona                       Phoenix, Arizona 85012
2929 North Central Avenue, Suite 700
Phoenix, Arizona 85012
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THIS IS TO CERTIFY THAT  POLICIES OF INSURANCE  LISTED BELOW HAVE BEEN ISSUED TO
THE INSURED NAMED ABOVE AND ARE IN EFFECT AS OF THE ABOVE ISSUE DATE, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS, AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

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CO.                                                     POLICY EXPIRATION
NO.       TYPE OF INSURANCE             POLICY NUMBER    DATE (MM/DD/YY)         ALL LIMITS IN THOUSANDS
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
 1   GENERAL LIABILITY                  11-18-01             11-18-02            GENERAL AGGREGATE                 $ 3,000
     [X] COMMERCIAL GENERAL LIABILITY   49-30894-04                              PRODUCTS - COMP/OPS AGGREGATE     $ 1,000
     [X] OCCURRENCE   [ ] CLAIMS MADE                                            PERSONAL & ADVERTISING INJURY     $not included
     [ ] PRODUCTS-COMP/OPS                                                       EACH OCCURRENCE                   $ 1,000
     [ ] CONTRACTUAL                                                             PREM. DAMANGE (ANY ONE PREM.)     $   300
     [ ] ____________________________                                            MEDICAL EXPENSE (ANY ONE PERSON)  $    10
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 1   AUTOMOBILE LIABILITY               11-18-01             11-18-02            CSL                               $   500
     COVERED AUTOS:   [ ] ANY                                                    BODILY
     [ ] ALL OWNED                                                               INJURY
     [X] NON-OWNED                      49-30894-05                              (PER PERSON)                      $
     [X] SCHEDULED                                                               BODILY
     [X] HIRED                                                                   INJURY
     [ ] ____________________________                                            (PER ACCIDENT)                    $
     [ ] GARAGE LIABILITY                                                        PROPERTY
                                                                                 DAMAGE
                                                                                 (PER ACCIDENT)                    $
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                                                                                 GENERAL AGGREGATE                 $ 5,000
 1         UMBRELLA LIABILITY           11-18-01             11-18-02            PRODUCTS - COMP/OPS AGGREGATE     $ 5,000
                                        49-30894-06                              EACH OCCURRENCE                   $ 5,000
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                                                                                 STATUTORY
 1        WORKERS' COMPENSATION         10-26-01             11-18-02            $ 500                     (EACH ACCIDENT)
                  AND                                                            $ 500                     (DISEASE - POLICY LIMIT)
          EMPLOYERS' LIABILITY          49-30894-09                              $ 500                     (DISEASE - EACH EMPLOYEE)
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               PROPERTY
 1        BUSINESS PERSONAL             11-18-01             11-18-02            $______________________ BUILDING
                                        49-30894-04                              $ 11,261                BUSINESS
                                                                                  ----------------------
                                                                                        PERSONAL PROPERTY
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DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/RESTRICTIONS/SPECIAL ITEMS
Inland Marine - $10,000 - Property not specifically described.
Inland Marine - $ 1,000 - Property away from your premises.
Policy period is shown above.
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CANCELLATION
This certificate remains in effect for sixty days from the issue date, or until the earliest of the following:

     1.   The termination date contained in a written notice mailed to the certificate holder 10 days prior to the termination date.
          Failure to mail such notice shall impose no obligation or liability of any kind upon the company, its agent or representatives; or

     2.   The effective date shown in a replacement certificate mailed to the certificate holder; or

     3.   The expiration date, if any, shown above.

Signed    R. Shanon Wagoner
          -----------------------------------------
                     (AUTHORIZED AGENT)

Replace with: [ ] One Year Certificate  [ ] Continuous Certificate  [ ] 60 Days Adequate
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